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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2003

                                PERCEPTRON, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-20206                                           38-2381442
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

               47827 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170-2461
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 414-6100
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C.       Exhibits.

         No.      Description

         99.1     Press Release dated April 16, 2003

Item 9.  REGULATION FD DISCLOSURE

         The following information required to be disclosed pursuant to Item 12- "Results of Operation and Financial Condition" is being furnished under Item 9- "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         On April 16, 2003, Perceptron announced that it expects to report sales of approximately $15.9 million for the third quarter ended March 31, 2003 compared with sales of $9.8 million for the same period one year ago. Attached hereto and incorporated by reference is the press release relating to such announcement.




                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  April 16, 2003                       /s/ Alfred A. Pease
                                            -----------------------------------
                                            By:  Alfred A. Pease
                                                  Title: Chairman, President and
                                                         Chief Executive Officer




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                                  EXHIBIT INDEX
                                 --------------

Exhibit
Number                     Description
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99.1                       Press release dated April 16, 2003.